                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of May 1, 1995, by and between IRISH LEASING CORPORATION, a Texas corporation ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant").

         THIS FIRST AMENDMENT IS ENTERED INTO upon the basis of the following facts, understandings and intentions.

         A. Landlord and Tenant entered into that certain Lease dated April 12, 1995 ("Lease"), pursuant to which Landlord is leasing to Tenant that certain land located in San Jose, California, as more particularly described in the Lease and on Exhibit A attached hereto and incorporated herein by this reference ("Premises"). Any capitalized terms used but not defined in this First Amendment which are defined in the Lease shall have the meaning ascribed in the Lease.

         B. Landlord and Tenant now desire to amend the terms of the Lease, as more particularly described in this First Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

         1. Equity Funded Amount. Section 2.10 is hereby deleted, and is replaced with the following: 2.10 Equity Funded Amount. "Equity Funded Amount" shall mean that portion of the Funded Amount equal to the Funded Amount minus the Senior Funded Amount and which shall be an amount equal to fifteen percent (15%) of the Funded Amount.

         2. Lease Rate. Section 2.23 is hereby deleted, and is replaced with the following: 2.23 Lease Rate. "Lease Rate" shall mean interest at the rate of the product of 0.850 times the then-effective LIBOR Rate, plus .0045, per annum.

         3. Lease Rate. Section 2.26 is hereby deleted, and is replaced with the following: 2.26 LIBOR Rate. "LIBOR Rate" shall mean the LIBOR interest rate as defined in that certain Schedule I, Additional Terms and Conditions of Credit Arrangement between SGA and UBS dated May 1, 1995, relating to the UBS Loan ("Schedule I"), or as defined in a subsequent Authorized Loan.

         4. Interest Rate Selection. Section 5.1(b) is hereby deleted, and is replaced with the following: (b) Interest Rate Selection. The parties acknowledge that the interest rate applicable under the UBS Loan (or other Authorized Loan) shall affect the amount of Base Rent payable by Tenant hereunder. Therefore, Tenant shall have the right, by written notice to UBS (or the holder of any Authorized Loan), SGA and Landlord, to designate the interest period to be selected from time to time by SGA pursuant to Schedule I (or other Authorized
            Loan). Tenant acknowledges that the rates available to be selected under the UBS Loan after the first partial calendar month of the Term are 1, 2, 3, 6, 9 or 12- month LIBOR rates. In the event that Tenant fails to give such written notice to UBS (or other holder of an Authorized Loan), SGA and Landlord prior to the applicable deadline for selection of such interest period pursuant to the terms of Schedule I (or other Authorized Loan), Tenant shall be deemed to have selected an interest period of one month for the UBS Loan (or other Authorized Loan).

         5. Option to Purchase Premises. (a) In Section 19.1(a), Purchase Option , the two (2) sentences beginning with "The purchase price ("Purchase Price") .
 . ." on line 8 of Section 19.1(a) and ending with ". . . this Purchase Option" on line 26 of Section 19.1(a) are hereby deleted in their entirety and the following inserted in their place:

            The purchase price ("Purchase Price") for the portion of the Premises which Tenant elects to purchase shall be (i) the then-existing Funded Amount applicable to the portion of the Premises which Tenant elects to purchase (determined in a pro rata basis on the basis of the area being purchased), as the same may be reduced from time to time, plus (ii) the amount of any prepayment premium and all other fees, costs, and expenses due to any holder of an Authorized Loan in connection with such loan (to the extent not already paid pursuant to Section 21.21 hereof). Tenant shall be entitled to a credit against the Purchase Price in an amount equal to the sum of (i) the principal balance(s) of any Authorized Loan and/or Fee Mortgage existing immediately prior to the closing under this Purchase Option if such Authorized Loan and/or Fee Mortgage are not fully repaid and all documents reflecting the same are not cancelled and removed from the public records on or prior to the closing under this Purchase Option, plus (ii) the amount of the Security Deposit (or, in the event of a purchase of a portion of the Premises, a pro rata portion of the Security Deposit), and, upon closing under this Purchase Option, Landlord shall be released from Landlord's obligation to return the Security Deposit set forth in
            Section 5.5 hereof.

            (b) In Section 19.1(a), Purchase Option , following the sentence beginning with "Landlord . . ." on line 36 of Section 19.1(a) and ending with ".
 . . expenses related thereto" on line 40 of Section 19.1(a), the following sentence is inserted:

            Notwithstanding the foregoing, Landlord agrees to, upon Tenant's written demand, assign the UBS Loan or any other Authorized Loan and its obligations thereunder to Sumitomo Bank Leasing and Finance, Inc., a Delaware corporation ("SBLF"); provided that SBLF shall first expressly assume Landlord's obligations under the UBS Loan (or any other Authorized Loan) in writing and hold Landlord harmless from any liabilities arising after the date of such assignment.

         6. Form of Transaction; Certain Tax Matters.

            a. Section 21.2(a)(ii) is hereby deleted, and is replaced with the following:

                             (a) a financing arrangement (and not a "true
               lease") for Federal, state and local income tax and local property tax purposes.

            b. Section 21.2(b) is hereby deleted, and is replaced with the following: Landlord and Tenant agree that, in accordance with their intentions and the substance of the transactions contemplated hereby, Tenant (and not Landlord) shall be treated as the owner of the Premises for Federal, state, and local income tax and property tax purposes and this Lease shall be treated as a financing arrangement. Tenant shall be entitled to take any deduction, credit allowance or other reporting, filing or other tax position consistent with such characterizations. Landlord and Tenant shall not file any Federal, state or local income tax or property tax returns, reports or other statements, or take any other actions, in a manner which is inconsistent with the foregoing provisions of this Section 21.2, unless required to do so by applicable law or Legal Requirement.

            c. Section 21.2(c) is hereby deleted, and is replaced with the following:

               Each party acknowledges that it has retained accounting, tax and legal advisors to assist it in structuring this Lease and neither party is relying on any representations of the other regarding the proper treatment of this transaction for accounting, income tax, property tax or any other purpose. Nothing in this Section 21.2(c) shall increase or diminish any liability or obligation of the parties that otherwise exists pursuant to this Lease.

         7. Exhibits. Exhibit B is hereby deleted and the attached Exhibit B inserted in its place.

         8. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

         9. Existing Lease. Except to the extent specifically amended hereby, all terms and conditions of the Lease remain in full force and effect.

                [Remainder of This Page Intentionally Left Blank]

                  [SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date and year first written above.

                                       "LANDLORD"

                                       IRISH LEASING CORPORATION,
                                       A TEXAS CORPORATION

                                       By: /s/   GREG ENGLAND
                                          ---------------------------
                                          Name:  GREG ENGLAND
                                               ----------------------
                                          Its:   VICE PRESIDENT
                                               ----------------------

                                       "TENANT"

                                       CISCO SYSTEMS, INC., a California
                                       corporation

                                       By:    /s/ JOHN CHAMBERS
                                          ---------------------------
                                          Name:
                                               ----------------------
                                          Its:
                                              -----------------------

                                       By:    /s/ LARRY R. CARTER
                                          ---------------------------
                                          Name:
                                               ----------------------
                                          Its:
                                              -----------------------

                                    EXHIBIT A

                               DESCRIPTION OF LAND

REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

Lot 50, as shown on that certain Map entitled, "Tract No. 7560," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, pages 51 and 52.

Reserving therefrom a perpetual right and easement to construct, install, maintain, repair, renew, replace, operate and use a surface drainage release to benefit Lot 49 of Tract 7560, as contained in that certain Grant of Easement recorded August 8, 1990 in Book L443, page 0754, Official Records, and described as follows:

The Northwesterly 10.00 feet of the Southeasterly 30.00 feet and the Northwesterly 100.00 feet of the Southeasterly 130.00 feet of the Northeasterly
10.00 feet of Lot 50.

That portion of Lot 51, as shown on that certain Map entitled, "Tract No. 7560," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, pages 51 and 52, being more particularly described as follows:

Beginning at the Southeasterly corner of said Lot 51; thence along the Southerly line of said Lot 51, S. 59 degrees 27 minutes 51 seconds W. 77.00 feet; thence N. 14 degrees 27 minutes 48 seconds E. 108.90 feet to the Northeasterly line of said Lot 51; thence along said Northeasterly line S. 30 degrees 32 minutes 09 seconds E. 77.00 feet to the point of beginning, as provided for in that certain Lot Line Adjustment granted by the Director of Planning of the City of San Jose, a copy of which was recorded March 28, 1984 in the office of the Recorder of the County of Santa Clara in Book I410, page 712 of Official Records.

Lot 5 and 6, as shown on that certain Map of Tract No. 7408, which map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on November 19, 1982 in Book 506 of Maps, pages 24, 25 and 26 and a portion of that certain parcel of land described in the deed recorded December 22, 1972 in Book 0167, page 623, all as approved by that Lot Combination recorded September 16, 1992 in Book M381 of Maps, page(s) 0081, Official Records, more particularly described as follows:

Beginning at a point on the Northeasterly line of Rio Robles, as shown upon said map, at the most Southerly corner of said Lot 5; thence along said Northeasterly line of Rio Robles, N. 30 degrees 32 minutes 09 seconds W. 105.50 feet; thence on a tangent curve to the right, having a radius of 367.00 feet, through a central angle of 36 degrees 30 minutes 00 seconds an arc distance of
233.80 feet; thence on a curve to the right, tangent to the previous curve, having a radius of 50.00 feet, through a central angle of 86 degrees 01 minutes 50 seconds an arc distance of 75.08 feet to the Southerly line of Tasman Drive as shown upon said map; thence along said line on a curve to the left, tangent to the previous curve, having a radius of 1149.00 feet, through a central angle of 32 degrees 31 minutes 01 seconds an arc distance of 652.09 feet; thence N. 59 degrees 28 minutes 40 seconds E. 600.40 feet; thence on a tangent curve to the right, having a radius of 33.00 feet, through a central angle of 89 degrees 51 minutes 11 seconds an arc distance of 51.83 feet to the Southwesterly line of First Street, as shown upon said map; thence along said line, S. 30 degrees 32 minutes 09 seconds E. 261.38 feet to the Northwesterly line of the lands of the City and County of San Francisco, as shown upon said map; thence along said line of the lands of the City and the County of San Francisco, S. 65 degrees 09 minutes 27 seconds W. 1396.95 feet to the point of beginning.

Those rights as contained in that certain Grant Deed executed by Masami Ezaki and Kaoru Ezaki, his wife in favor of the City and County of San Francisco, a municipal corporation recorded December 8, 1950 in Book 2111, page 319, Official Records.

                                    EXHIBIT A

A strip of land 80 feet wide, lying 40 feet either side of the following described line and extensions thereto, across that certain parcel of land conveyed by Charles Nelson, et ux, to Masami Ezaki by Grant Deed dated February 27, 1936 and recorded March 11, 1936, in Volume No. 765, at page 262, Official Records, Santa Clara County, hereinafter referred to as the Ezaki Parcel, said line being more particularly described as commencing at a point in the Westerly boundary of the existing San Jose-Alviso Road, said point being distant along said boundary South 30 degrees 32 minutes 30 seconds East 381.31 feet from its intersection with the Northerly boundary of the above mentioned Ezaki Parcel; thence, from said point of commencement, South 65 degrees 08 minutes 00 seconds West 1459.03 feet to a point in the common boundary between the above mentioned Ezaki Parcel and that certain parcel of land conveyed by Lena Lindgren, et al, to James A. Pankoski, et ux, by Joint Tenancy Deed dated November 13, 1944 and recorded November 17, 1944 in Volume No. 1227 at Page 327, Official Records, Santa Clara County, hereinafter referred to as the Pankoski Parcel, said point being distant along said common boundary South 30 degrees 32 minutes 30 seconds East 237.04 feet from the most Westerly corner of the above mentioned Ezaki Parcel; the Easterly end of said strip being the above mentioned Westerly boundary of the San Jose-Alviso Road, and the Westerly end of said strip being the above mentioned common boundary between the Pankoski and Ezaki Parcels.

                                    EXHIBIT A

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

1.       Bond for Reassessment District #93-210 Consolidated Refunding

2. THE LIEN of supplemental taxes, if any, assessed as a result of transfer of interest and/or new construction, said supplemented taxes being assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, for which no Notice of Assessment has been issued, as of the date herein.

3.       EASEMENT for the purposes stated herein and incidents thereto

         Purpose             :         Right to excavate for, install, replace
                                       (of initial or any other size), maintain and use for conveying gas such pipe line or lines as shall from time to time elect, with necessary values and other appliances

         Granted to          :         Pacific Gas and Electric Company, a
                                       California corporation

         Recorded            :         July 6, 1944 in Book 1206, page 154,
                                       Official Records

         Affects             :         as follows:

         By a Relocation Agreement between Oakmead Associates, a California general partnership and Pacific Gas and Electric Company, a California corporation
         Recorded            :         April 5, 1989 In Book K903, page 1344,
                                       Official Records

         the easement was relocated as follows:

         A strip of land of the uniform width of 15 feet extending from the Northerly boundary line of said Lot 5, said Northerly boundary line being the Southerly boundary line of the city street known as Tasman Drive (128 feet wide), said Tasman Drive is shown on said map, Southwesterly to the Westerly boundary line of said Lot 5, said Westerly boundary line being the Easterly boundary line of the street known as Rio Robles (66 feet wide), said street Rio Robles is also shown on said map, and lying 7.5 feet on each side of the line described as follows:

         Beginning at a point in the Northerly boundary line of said Lot 5 and running (1) S. 0 degrees 23.5 minutes E. 12.4 feet to a point which bears, S. 66 degrees 35.0 minutes W. 579.2 feet distant from the found 5/8" brass pin set in concrete accepted as marking the Southwesterly terminus of a course in the center line of said Tasman Drive, which course as shown on said map has a bearing of, N. 59 degrees 28 minutes 40 seconds E. and a length of 700.88 feet; thence (2) S. 29 degrees
         04.3 minutes W. 187.8 feet; thence (3) S. 57 degrees 38.6 minutes W.
         10.8 feet to a point in the Westerly boundary line of said Lot 5. Said line being a survey traverse made by second party in September, 1983. The bearings used in the foregoing description are based on solar observations made by second party.

                                    EXHIBIT B

4. TERMS and conditions as contained in the Grant Deed executed by Masami Ezaki and Kaoru Ezaki, his wife in favor of the City and County of San Francisco, a municipal corporation recorded December 8, 1950 in Book 2111, page 319, Official Records.

5. THE EFFECT of the Rincon de los Esteros Project Redevelopment Plan and Ordinances Nos. 17306, 19686, 19835, 20677, 20958, 21417, 21496,
         21903. 22660, 22412, 22761, 22761.1 and 22961, 23703, 23732, 23761
         and 23934 of the City of San Jose as recorded and as disclosed by documents recorded July 11, 1975 in Book B502, Page 711; August 6, 1979 in Book E699, Page 245; August 6, 1979 in Book E699, Page 277; December 21, 1979 in Book F37, Page 585; October 8, 1981 in Book G382, Page 605; July 28, 1982 in Book G929, Page 703; September 14, 1983 in Book H892, Page 200; January 10, 1984 in Book 1220, Page 271; January 6, 1992 in Book L996, Page 508, all of Official Records, and as disclosed by information provided by the Redevelopment Agency of the City of San Jose.

6.       EASEMENT for the purposes stated herein and incidents thereto

         Purpose             :         Any and all public service facilities,
                                       including, but not limited to, poles,
                                       wires, conduits and vaults, storm sewers, sanitary sewers, and gas, water, electrical and communication mains and all appurtenances thereto

         Granted to          :         City of San Jose, a municipal corporation
                                       of the State of California

         Recorded            :         September 14, 1981 in Book G330, page
                                       497, Official Records

         Affects             :         That portion of said land as shown upon
                                       the map herein referred to, more
                                       particularly described as follows:

         All that certain real property situated in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described and designated as Parcel 1 in the deed to River Oaks Associates 12, dated November 17, 1979, recorded in Book E962 of Official Records, at page 145, Santa Clara County Records, more particularly described as follows:

         Beginning at a point in the centerline of North First Street (formerly San Jose-Alviso Road) as said centerline is described in said deed at the most Northerly corner of said parcel; thence along the Northwesterly boundary line of said parcel, S. 59 degrees 28 minutes 40 seconds W. (S. 59 degrees 30 minutes W. per deed), 114.98 feet; thence leaving said line, S. 30 degrees 31 minutes 20 seconds E. 34.00 feet to the true point of beginning; thence along a non-tangent curve to the right having a radius of 50.00 feet; whose radius point bears along the continuation of the last described course, S. 30 degrees 31 minutes 20 seconds E. through a central angle of 89 degrees 59 minutes 11 seconds for an arc length of 78.53 feet to a point in a line which is parallel with and 65.00 feet Southwesterly of said centerline; thence along said parallel line. S. 30 degrees 32 minutes 09 seconds E. 254.64 feet to a point in the Northwesterly boundary line of the strip of land described in the deed to the City of County of San Francisco, dated October 20,

                                    EXHIBIT B

         1950; recorded in Book 2111 of Official Records, at page 319, Santa Clara County Records; thence along said Northwesterly line, S.
         65 degrees 09 minutes 27 seconds W. 10.05 feet to a point in a line that is parallel with and 75.00 feet Southwesterly from said centerline; thence along said parallel line, N. 30 degrees 32 minutes 09 seconds W. 253.64 feet; thence along a curve to the left, having a radius of 40.00 feet, through a central angle of 89 degrees 59 minutes 11 seconds for an arc length of 62.82 feet; thence N. 30 degrees 31 minutes 20 seconds W. 10.00 feet to the true point of beginning; the bearing of, S. 30 degrees 32 minutes 09 seconds E. of the monument line of North First Street, as shown on the Parcel Map recorded in Book 460 of Maps, at page 1, Santa Clara County Records, was used as the basis of bearings for this description.

7.       EASEMENT for the purposes stated herein and incidents thereto

         Purpose             :         Landscape Easement

         Granted to          :         City of San Jose, a municipal corporation

         Recorded            :         September 14, 1981 in Book G330, page
                                       504, Official Records

         Affects             :         The Northeasterly 20 feet of Parcel Three

8.       LICENSE for the purposes stated herein and incidents thereto

         Purpose             :         To construct, install, maintain,
                                       repair, renew, replace, operate and use
                                       an interim storm sewer pipe line or lines and appurtenances of any size of material, and/or a surface drainage release

         Granted to          :         City of San Jose, a municipal corporation
                                       of the State of California

         Recorded            :         September 14, 1981 in Book G330, page
                                       511, Official Records

         Affects             :         that portion of said land as shown upon
                                       the map herein referred to, more
                                       particularly described as follows:

         All that certain real property situated in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described and designated as Parcel 1 in the deed to River Oaks Associates #2, dated November 17, 1979, recorded in Book E962 of Official Records, at page 145, Santa Clara County Records, more particularly described as follows:

         Beginning at a point in the centerline of North First Street (formerly San Jose-Alviso Road) as said centerline is described in said deed at the most Northerly corner of said parcel; thence along the Northwesterly boundary line of said parcel, S. 59 degrees 28 minutes 40 seconds W. (S. 59 degrees 30 minutes W. per deed), 114.98 feet; thence leaving said boundary line, S. 30 degrees 31 minutes 20 seconds E 34.00; thence along a non-tangent curve to the right having a radius of 50.00 feet whose radius point bears along the continuation of the last described course, S. 30 degrees 31 minutes 20 seconds E. through a central angle of 17 degrees 26 minutes 39 seconds for an arc length of 15.22 feet to the point of beginning; thence continuing along said curve to the right having a radius of 50.00 feet, through a central angle of 19 degrees 24 minutes 44 seconds for an arc length 16.94 feet to a point in a line that is parallel with and 85.00 feet Southwesterly of said centerline;

                                    EXHIBIT B
         thence along said parallel line S. 30 degrees 32 minutes 09 seconds E.
         292.64 feet to a point in the Northwesterly boundary line of the strip of land described in the deed to the City and County of San Francisco, dated October 20, 1950, recorded in Book 2111 of Official Records, at page 319, Santa Clara County Records; thence along said Northwesterly boundary line, S. 65 degrees 09 minutes 27 seconds W. (S. 65 degrees 08 minutes 00 seconds W. per deed), 15.07 feet to a point in a line which is parallel with and 100.00 feet Southwesterly of said centerline; thence along said parallel line, N. 32 minutes
         09 seconds W. 298.84 feet to the true point of beginning.

9. AN EASEMENT affecting the portion of said land and for the purpose stated herein and incidental purposes, shown or dedicated by the map of Tract 7408 filed in Book 506 of Maps, pages 24, 25 and 26.

         Purpose             :         Public Service Easement

         Affects             :         The Southwesterly 8 feet of
                                       Parcel One; the Northeasterly and
                                       Northwesterly 10 feet of Parcel Three;
                                       and the Southwesterly 8 feet of Parcel
                                       Three

10. EASEMENT as shown on the filed map of Tract 7408 filed in Book 506 of Maps, pages 24-26 and incidents thereto

         Purpose             :         Landscape Easement

         Affects             :         The Southwesterly 18 feet of Parcel
                                       One; the Northeasterly and Northwesterly
                                       20 feet of Parcel Three; and the
                                       Southwesterly 18 feet of Parcel Three.

11.      EASEMENT for the purposes stated herein and incidents thereto

         Purpose             :         Public Service Easement

         Granted to          :         City of San Jose

         Recorded            :         November 19, 1982 in Book H156, page 275,
                                       Official Records

         Affects             :         The Northwesterly 25 feet of Parcel One.

12.      EASEMENT for the purposes stated herein and incidents thereto

         Purpose             :         The installation, maintenance and
                                       operation of all landscaping plant forms, irrigation systems, retaining walls, and decorative walkway paving now existing or hereinafter to be constructed

         Granted to          :         City of San Jose, a municipal corporation
                                       of the State of California

         Recorded            :         May 27, 1983 in Book H590, page 649,
                                       Official Records

         Affects             :         The Southwesterly 18 feet of Parcel One;
                                       the Northeasterly and Northwesterly 20
                                       feet of Parcel Three; and the
                                       Southwesterly 18 feet of Parcel Three.

                                    EXHIBIT B

13.      EASEMENT for the purposes stated herein and incidents thereto

         Purpose             :         The installation, maintenance and
                                       operation of all landscaping plant forms, irrigation systems, retaining walls, and decorative walkway paving now existing or hereinafter to be constructed

         Granted to          :         City of San Jose, a municipal corporation
                                       of the State of California

         Recorded            :         May 27, 1983 in Book H590, page 6S2,
                                       Official Records

         Affects             :         The Northerly and Westerly corner of
                                       Parcel Three.

14.      AGREEMENT on the terms and conditions contained therein,

         For                 :         The installation and maintenance of
                                       landscape improvements

         Between             :         City of San Jose, a municipal corporation

         And                 :         Oakmead-San Jose, a California general
                                       partnership and Oakmead-San Jose Sign and Landscape Maintenance Association, a
                                       California non-profit mutual benefit
                                       corporation

         Recorded            :         May 27, 1983 in Book H590, page 862,
                                       Official Records.

15.      EASEMENT for the purposes stated herein and incidents thereto

         Purpose             :         The construction, installation, repair
                                       and maintenance of interlocking pavers,
                                       retaining walls and signs, and for
                                       pedestrian and vehicular access as
                                       necessary or desirable thereto, but
                                       subject to the obligation of the
                                       association of the association, its
                                       successors and assigns, to promptly
                                       repair any damage to said Improvements
                                       lying within the Sign and Landscape
                                       Easements resulting from the
                                       Association's activities thereon

         Granted to          :         Oakmead-San Jose Sign and Landscape
                                       Maintenance Association, a non-profit
                                       mutual benefit corporation

         Recorded            :         June 3, 1983 in Book H604, page 322,
                                       Official Records

         Affects             :         The Northerly and Westerly corner of
                                       Parcel Three

16. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions, terms, liens or charges, but deleting restrictions, if any, based on race, color, religion or national origin contained in the document recorded June 3, 1983 in Book H604, page 334, Official Records.

         CONTAINS mortgagee protection clause.

         MODIFICATION thereof recorded January 26, 1984 in Book 1257, page 252, Official Records.

                                    EXHIBIT B

16.      Continued.

         A Notice of Amendment of Design Guidelines

         Executed by         :          Oakmead-San Jose, a California general
                                        partnership

         Recorded            :          June 21, 1984 in Book 1649, page 543,
                                        Official Records

         An instrument entitled, "Designation of Approving Agent," whereby Kimball Small Properties, a California corporation was designated approving agent under the CC&R's and Design Guidelines, Recorded :
         April 29, 1988 in Book K517, page 940, Official Records

         MODIFICATION thereof recorded October 18, 1988 in Book K721, page 265, Official Records.

         An instrument entitled, "Assignment of Grantors Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose and Removal of Approving Agent,"

         Dated               :         October 18, 1988

         Between             :         Oakmead-San Jose, a California general
                                       partnership and Oakmead Associates, a
                                       California general partnership

         Recorded            :         October 18, 1988 in Book K721, page 295,
                                       Official Records

         An instrument entitled, "Assignment of Grantor's Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose and Removal of Approving Agent,"

         Dated               :         April 20,1989

         Between             :         Oakmead Associates, a California general
                                       partnership and Amdahl Corporation, a
                                       Delaware corporation

         Recorded            :         April 21, 1989 in Book K927, page 332,
                                       Official Records

         An instrument entitled, "Assignment of Grantor's Rights under Declaration of Covenants. Conditions and Restrictions for Oakmead-San Jose,"

         Dated               :         July 12, 1989

         Between             :         Oakmead Associates, a California general
                                       partnership and Amdahl Corporation, a
                                       Delaware corporation

         Recorded            :         July 12, 1989 in Book L017, page 1927,
                                       Official Records

         Partial Termination as to other property recorded September 18, 1989 in Book L097, page 1662, Official Records.

                                    EXHIBIT B

17. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions, terms, liens or charges, but deleting restrictions, if any, based on race, color, religion or national origin contained in the document recorded June 3, 1983 in Book H604, page 505, Official Records.

         Said instrument also provides for the levy of assessments, the lien of which are stated to be subordinate to the lien of a First Mortgage or First Deed of Trust made In good faith and for value.

         MODIFICATION thereof recorded January 26, 1984 in Book 1257, page 246, Official Records.

         An instrument entitled, "Assignment of Grantor's Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose and Removal of Approving Agent,"

         Dated               :         October 18, 1988

         Between             :         Oakmead-San Jose, a California general
                                       partnership and Oakmead Associates, a
                                       California general partnership

         Recorded            :         October 18, 1988 in Book K721, page 295,
                                       Official Records

         An instrument entitled, "Assignment of Grantor's Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose and Removal of Approving Agent,"

         Dated               :         April 20, 1989

         Between             :         Oakmead Associates, a California general
                                       partnership and Amdahl Corporation, a
                                       Delaware corporation

         Recorded            :         April 20, 1989 in Book K927, page 332,
                                       Official Records

         An instrument entitled, "Assignment of Grantors Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose,"

         Dated               :         July 12, 1989

         Between             :         Oakmead Associates, a California general
                                       partnership and Amdahl Corporation, a
                                       Delaware corporation

         Recorded            :         July 12, 1989 in Book L017, page 1927,
                                       Official Records

         MODIFICATION thereof recorded July 19, 1989 in Book L024, page 587, Official Records.

18.      EASEMENT for the purposes stated herein and incidents thereto

         Purpose             :         Underground and above ground
                                       communication facilities

         Granted to          :         Pacific Bell

         Recorded            :         May 17, 1984 in Book 1552, page 624,
                                       Official Records

         Affects             :         The Southwesterly 10 feet of Parcel One

                                    EXHIBIT B

19.      AGREEMENT on the terms and conditions contained therein,

         For                 :         Gas and electric service

         Between             :         Pacific Gas and Electric Company, City of
                                       San Jose

         And                 :         Oakmead-San Jose

         As disclosed by a Memorandum of Agreement

         Recorded          :           February 25, 1985 In Book J271, page 37,
                                       Official Records.

20.      EASEMENT for the purposes stated herein and incidents thereto

         Purpose             :         Emergency overland storm drainage release

         Granted to          :         Amdahl Corporation, a Delaware
                                       corporation

         Recorded            :         August 8, 1990, in Book L443, page 754,
                                       Official Records

         Affects             :         The Northwesterly 10 feet of the
                                       Southeasterly 30 feet and the
                                       Northeasterly 10 feet of the
                                       Northwesterly 100 feet of the
                                       Southeasterly 130 feet of Parcel One.


21.      TERMS AND CONDITIONS of that certain Site Development Permit

         File No.            :         HSH 90-09-104

         As disclosed by a Notice of Granting of a Site Development Permit

         Recorded            :         January 24, 1991 in Book L600, page 1242,
                                       Official Records

22.      TERMS AND CONDITIONS of that certain Site Development Permit

         File No.            :         HSH 92-02-011

         As disclosed by a Notice of Granting of a Site Development Permit

         Recorded            :         August 21, 1992 in Book M340, page 824,
                                       Official Records

23.      TERMS AND CONDITIONS of that certain Site Development Permit

         File No.            :         H94-07-041

         As disclosed by a Notice of Granting of a Site Development Permit

         Recorded            :         October 19, 1994 in Book N638, page 21.5,
                                       Official Records

                                    EXHIBIT B